UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of Report: October 31, 2007


                       USA SUPERIOR ENERGY HOLDINGS, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



             Nevada                   333-117114             30-0220588
--------------------------------  ----------------  ----------------------------
(State or other jurisdiction of  (Commission File   (IRS Employer Identification
           incorporation)                Number)                  Number)


               1726 Augusta Drive, Suite 105, Houston, Texas 77057
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                  (832)251-3000
                                  -------------
               Registrant's telephone number, including area code




         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 SECTION 3  SECURITIES AND TRADING MARKETS

Item 3.02         Unregistered Sales of Equity Securities
---------------------------------------------------------

On October 30, 2007, USA Superior Energy Holdings, Inc. ("the Company") signed a Securities Purchase Agreement (the "Agreement") with Golden Gate Investors, Inc. ("Golden Gate").

The Agreement provides for Golden Gate to be issued a 9 3/4 $2.5 Million Secured Convertible Debenture ("the Debenture") by the Company which was issued. The Company received $200,000 cash and a $2.3 Million Secured Corporate Promissory Note ("the Promissory Note") from Golden Gate. The Company intends to use the funds to support its ongoing operations.

The Debenture expires on October 30, 2011 and is immediately convertible into shares of the Company's common stock. The Debenture has a conversion price based upon the lesser of (i) $0.50, or (ii) 80% of the average of the 3 lowest volume weighted average prices during the 20 Trading Days prior to the conversion date. The Debenture is secured by all of the accounts receivable, contract rights, rights to payments, letters of credit, documents, securities, promissory notes, debentures, money and investment property, all inventory, all equipment, all books and records, and all products and proceeds of the Company.

The Promissory Note from Golden Gate is due on demand by the Company, any time after January 30, 2012. The Promissory Note accrues interest at 10% per annum and interest payments are to be made monthly by Golden Gate. The Promissory Note is secured by all of the accounts receivable, contract rights, rights to payments, letters of credit, documents, securities, promissory notes, debentures, money and investment property, all inventor, all equipment, all books and records, and all products and proceeds of Golden Gate.

The Company is currently negotiating a settlement of the Agreement, Debenture, and Promissory Note. The terms of the agreement have not been decided, but the Company believes that a settlement is in its and its shareholders best interests.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                 USA SUPERIOR ENERGY HOLDINGS, INC.



                                 By:/s/ G. Rowland Carey
                                    --------------------
                                        G. Rowland Carey,
                                        President and
                                        Chief Executive Officer


 Date: November 29, 2007